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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  May 15, 2003
                                  ------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                        000-32847                  87-0433444
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        44352 Old Warm Springs Boulevard
                        --------------------------------
                    (Address of principal executive offices)


                                 (510) 824-1200
                                 --------------
              (Registrant's telephone number, including area code)


             1855 Norman Avenue, Santa Clara, California 95054-2029
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)








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Item 5.  Other Events

         Effective May 13, 2003, Mr. Joel Gold was appointed as a Director of Ventures-National Incorporated, dba Titan General Holdings, Inc. (the "Registrant"). Since December 1999, Mr. Gold has been Executive Vice President - Investment Banking at Berry-Shino Securities, Inc., a value-added brokerage services firm which provides institutional sales, investment banking and proprietary research to clients around the world. From September 1997 to December 1999, Mr. Gold was Vice Chairman of Coleman and Company Securities, Inc., an underwriting firm. From April 1996 through September 1997, Mr. Gold was Executive Vice President and head of investment banking at L.T. Lawrence Co., an investment banking firm. From April 1995 to April 1996, Mr. Gold was a managing director and head of investment banking at Fechtor & Detwiler. Previously, Mr. Gold was a managing director Bear Stearns & Co., an investment banking firm and before that a managing director at Drexel Burnham Lambert for nineteen years. He is currently a member of the Board of Directors of Concord Camera and Sterling Vision, Inc. and Geneva Financial Corp. Mr. Gold has a law degree from New York University and an MBA from Columbia Business School.

         Effective May 13, 2003, Mr. David M. Marks resigned as Chairman and from all officer positions of the Registrant and resigned as Chairman and from all other officer positions of Titan EMS, Inc. and Titan PCB East, Inc., subsidiaries of the Registrant. Such resignations were not the result of any disagreement between the Registrant and Mr. Marks and Mr. Marks will remain as a Director of the Registrant, Titan EMS, Inc. and Titan PCB East, Inc. Effective May 13, 2003 Mr. Robert E. Ciri has been appointed Chairman of the Registrant, and Chairman and Secretary of Titan EMS, Inc. and Titan PCB East, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Not Applicable

     (b) Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits.

         Not Applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 15, 2003

                             VENTURES-NATIONAL INCORPORATED



                             By: /s/ Robert E. Ciri
                                 ------------------------------------
                                 Name:  Robert E. Ciri
                                 Title: Chairman